Other Receivables, Net (Details) - Schedule of other receivables, net - CNY (¥) ¥ in Thousands		Dec. 31, 2021	Dec. 31, 2020
Schedule of other receivables, net [Abstract]
Advances to staff	[1]	¥ 16,437	¥ 14,142
Advances to entrepreneurial agents	[1]	907	1,290
Advances to a third party channel vendor	[1]	17,898	14,318
Rental deposits		21,864	14,824
Amount due from a third party	[2]		6,830
Amount due from payment platform		507	3,079
Other		3,944	2,685
Less: Allowance for current expected credit losses		(802)	(6,926)
Other receivables, net		¥ 60,755	¥ 50,242

[1]	These balances are unsecured, interest-free and repayable on demand.
[2]	This represented the amount receivable from Beijing Cheche Technology Co., Ltd (“Cheche”) as a result of the conversion of loan receivable in October 2019. After an extension of the maturity date of the loan receivable to October 26, 2022, the Group received RMB13,000 in aggregate from Cheche in the current year and recorded as others, net.